UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

Hartford Life Global Funding Trust 2004-001
(by Hartford Life Insurance Company as depositor)
 (Exact name of registrant as specified in its charter)

Delaware	333-112244-01	Not Applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hartford Life Global Funding Trust 2004-001 c/o Hartford Life Insurance Company 200 Hopmeadow Street Simsbury, Connecticut	06089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 547-5000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

Not applicable.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 8.01 Other Events.

On September 15, 2009, interest and principal payments were made to the holders of the IncomeNotesSM due September 15, 2009 of Hartford Life Global Funding Trust 2004-001 (the “Trust”). Details of such payments are included in the Administrative Report of the Trust filed as Exhibit 99.1 hereto. No trustee fees or other trust expenses have been paid by the Trust.

No matters have occurred since the formation of the Trust which would be reportable under Item 1 (Legal Proceedings), Item 2 (Changes in Securities, Use of Proceeds and Issuer Purchases of Equity Securities), Item 4 (Submission of Matters to a Vote of Security Holders), or Item 5 (Other Information) of Part II of the Quarterly Report on Form 10-Q, to the extent applicable to the Trust.

For information relating to Hartford Life Insurance Company (“HLIC”), please see HLIC’s (Commission file number 001-32293) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”) which are incorporated by reference herein. You can read and copy these reports and other information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports and other information that HLIC has filed electronically with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Administrative Report of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Life Global Funding Trust 2004-001
(by Hartford Life Insurance Company as
depositor)

Date: September 24, 2009

By: /s/ Jeffrey L. Johnson
Name:  Jeffrey L. Johnson
Title:    Assistant Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Administrative Report of the Trust in respect of the September 15, 2009 payment to holders of the notes issued by Hartford Life Global Funding Trust 2004-001.

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